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                                  FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                           -----------------------

                               CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                 of the Securities and Exchange Act of 1934

                           -----------------------

                           Date of Report (Date of
                Earliest Event Reported):    October 25, 1995



                        RENT-A-WRECK OF AMERICA, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   DELAWARE                       0-14819                     95-3926056
--------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File            (I.R.S. Employer
       of incorporation)        Number)                  Identification No.)

       11460 CRONRIDGE DRIVE, SUITE 118, OWINGS MILLS, MARYLAND      21117
--------------------------------------------------------------------------------
           (Address of principal executive offices)               (Zip Code)



     Registrant's telephone number, including area code  (410) 581-5755




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


        On October 30, 1995, the Board of Directors of Rent-a-Wreck of America, Inc. (the "Registrant") unanimously approved the dismissal of Arthur Andersen LLP as the Registrant's independent certified public accountant. On that same date, the Registrant's Board of Directors approved the engagement of Grant Thornton, LLP as the Registrant's new independent certified public accountants for the fiscal year ending March 31, 1996. Arthur Andersen LLP was notified of its dismissal, and Grant Thornton of its engagement on October 25, 1995.

        During the Registrant's two most recent fiscal years and through October 25, 1995, there were no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused the firm to make reference in connection with its report to the subject matter of the disagreement.

        Arthur Andersen LLP's report on the financial statements for the past two years contain no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the Registrant's two most recent fiscal years and through October 25, 1995, there were no "reportable events" (as defined in Regulation S-K Item 304(a)(1)(v)).

        The Registrant has provided Arthur Andersen LLP with a copy of the disclosures contained herein and requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein, and, if not, stating the respects in which it does not agree. A copy of Arthur Andersen LLP's letter dated October 27, 1995, is filed as Exhibit 16 to this Form 8-K.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        See "Exhibit Index" on the last page of this report, which is incorporated herein by reference.










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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RENT-A-WRECK OF AMERICA, INC.
                              (Registrant)


                              /s/ Kenneth L. Blum, Sr.
                              -----------------------------------------
                              Kenneth L. Blum, Sr.
                              Chairman of the Board and Chief Executive
                              Officer


                              /s/ Kenneth L. Blum, Jr.
                              -----------------------------------------
                              Kenneth L. Blum, Jr.
                              President and Secretary


Date:  October 30, 1995





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                        RENT-A-WRECK OF AMERICA, INC.

                                EXHIBIT INDEX
                                     TO
                           FORM 8-K CURRENT REPORT

                           DATED:  OCTOBER 25, 1995


 Exhibit Number             Description                     Filed Herewith          Sequential Page No.
 --------------             -----------                     --------------          -------------------
 16                         Letter of Arthur                      x
                            Andersen LLP to the
                            Securities and Exchange
                            Commission





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